EXECUTION COPY


                       AMENDMENT NO. 1 TO CREDIT AGREEMENT


           AMENDMENT NO. 1 dated as of November 8, 2002 to the Third Amended and Restated Term Loan and Revolving Credit Agreement dated as of August 2, 2002 (the "CREDIT AGREEMENT") among FOSTER WHEELER LLC (the "COMPANY"), the Borrowing Subsidiaries (as defined therein), the GUARANTORS party thereto, the LENDERS party thereto (the "LENDERS") and BANK OF AMERICA, N.A., as Administrative Agent (the "ADMINISTRATIVE AGENT") and Collateral Agent, and BANC OF AMERICA SECURITIES LLC, as Lead Arranger and Book Manager.

                              W I T N E S S E T H :

           WHEREAS, the Company has requested that the Lenders agree to modify certain provisions of the Credit Agreement, and the undersigned Lenders have so agreed, all on the terms and conditions contained herein;

           NOW, THEREFORE, the parties hereto agree as follows:

           SECTION 1 . DEFINED TERMS; REFERENCES. Unless otherwise specifically defined herein, each term used herein which is defined in the Credit Agreement has the meaning assigned to such term in the Credit Agreement. Each reference to "hereof", "hereunder", "herein" and "hereby" and each other similar reference and each reference to "this Agreement" and each other similar reference contained in the Credit Agreement shall, after this Amendment becomes effective, refer to the Credit Agreement as amended hereby.

           SECTION 2 . AMENDMENTS TO CREDIT AGREEMENT. The definition of "Consolidated Net Income" in Section 1.01 of the Credit Agreement is amended by
(i) replacing the word "and" at the end of clause (iii) thereof with a comma and
(ii) adding the following text at the end thereof:

           and (v) (A) up to an aggregate of $180,000,000 of gross pretax charges (having an estimated Consolidated Adjusted EBITDA impact of $166,600,000) to be taken in the fiscal quarter ending closest to September 30, 2002, and (B) up to an aggregate of $63,235,000 of additional gross pretax charges that may be taken in the fiscal quarter ending closest to December 31, 2002 or in any fiscal quarter ending in 2003 (including the fiscal quarter ending closest to December 31, 2003), in each case in the individual amounts as described to the Lenders by the Company on November 1, 2002.

           SECTION 3 . REPRESENTATIONS OF THE COMPANY. The Company represents and warrants that (i) the representations and warranties set forth in the Loan



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Documents will be true and correct in all material respects on and as of the
Amendment Effective Date (except with respect to representations and warranties which specifically refer to an earlier date, which shall be true and correct in all material respects as of such earlier date) and (ii) no Default will have occurred and be continuing on such date.

           SECTION 4 . GOVERNING LAW. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

           SECTION 5 . COUNTERPARTS. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

           SECTION 6 . EFFECTIVENESS. This Amendment shall become effective as of the Effective Date when the following conditions are met (the "AMENDMENT EFFECTIVE DATE"):

               (a) the Administrative Agent shall have received from each of the Company, each Borrowing Subsidiary, each other Guarantor and the Required Lenders a counterpart hereof signed by such party or facsimile or other written confirmation (in form satisfactory to the Administrative Agent) that such party has signed a counterpart hereof;

               (b) the Administrative Agent shall have received from the Company, for the account of each Lender that has evidenced its agreement hereto as provided in subsection (a) above by 12:00 p.m. (New York City time) on the later of (i) November 8, 2002 and (ii) the date on which the Administrative Agent issues a notice to the Lenders stating that the condition set forth in subsection (a) above has been satisfied, an amendment fee in an amount equal to 0.75% of such Lender's Credit Exposure;

               (c) the Administrative Agent shall have received a work fee for the account of the Administrative Agent in an amount as previously agreed between the Company and the Administrative Agent; and

               (d) the Administrative Agent shall have received evidence satisfactory to it of the payment by the Company of all fees and expenses owed by it pursuant to the Credit Agreement (including without limitation the fees and expenses of Davis Polk & Wardwell and Ernst & Young Corporate Finance LLC) for which invoices have theretofore been rendered.

           IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.



ATTEST:                                     FOSTER WHEELER LLC
                                            By: Foreign Holdings Ltd.,
                                                its sole member

By:        /S/ JOHN A. DOYLE                     By: /s/ ROBERT D. ISEMAN
           ---------------------------------     ---------------------------
           Title: Assistant Secretary           Title:Vice President & Treasurer


                                            FOSTER WHEELER USA CORPORATION

                                            By:  /s/ ROBERT D. ISEMAN
                                                 -------------------------
                                                  Title:Treasurer


                                            FOSTER WHEELER POWER GROUP, INC.

                                            By:  /s/ ROBERT D. ISEMAN
                                                 -------------------------
                                                  Title:Treasurer

                                            FOSTER WHEELER ENERGY CORPORATION

                                            By:  /s/ ROBERT D. ISEMAN
                                                 -------------------------
                                                 Title: Authorized Person

                                            FOSTER WHEELER LTD.

                                              By: /s/ ROBERT D. ISEMAN
                                              ---------------------------
                                             Title:Vice President & Treasurer

                                             FOREIGN HOLDINGS LTD.
                                             By: /s/ ROBERT D. ISEMAN
                                             ---------------------------
                                              Title:Treasurer


                                            FOSTER WHEELER INC.
                                              By: /s/ ROBERT D. ISEMAN
                                              ---------------------------
                                             Title:Vice President & Treasurer



                                            FOSTER WHEELER INTERNATIONAL
                                             HOLDINGS, INC.
                                              By: /s/ ROBERT D. ISEMAN
                                              ---------------------------
                                             Title:Vice President & Treasurer

                               EQUIPMENT CONSULTANTS, INC.
                               FOSTER WHEELER ASIA LIMITED
                               FOSTER WHEELER CAPITAL & FINANCE CORPORATION
                               FOSTER WHEELER CONSTRUCTORS, INC.
                               FOSTER WHEELER DEVELOPMENT CORPORATION
                               FOSTER WHEELER ENERGY MANUFACTURING, INC.
                               FOSTER WHEELER ENERGY SERVICES, INC.
                               FOSTER WHEELER ENVIRESPONSE, INC.
                               FOSTER WHEELER ENVIRONMENTAL CORPORATION
                               FOSTER WHEELER FACILITIES MANAGEMENT, INC.
                               FOSTER WHEELER INTERNATIONAL CORPORATION
                               FOSTER WHEELER POWER SYSTEMS, INC.
                               FOSTER WHEELER PYROPOWER, INC.
                               FOSTER WHEELER REAL ESTATE DEVELOPMENT CORP.
                               FOSTER WHEELER REALTY SERVICES, INC.
                               FOSTER WHEELER VIRGIN ISLANDS, INC.
                               FOSTER WHEELER ZACK, INC.
                               FW MORTSHAL, INC.
                               FW TECHNOLOGIES HOLDING, LLC
                               HFM INTERNATIONAL, INC.
                               PROCESS CONSULTANTS, INC.
                               PYROPOWER OPERATING SERVICES COMPANY, INC.

                                 By: /s/ ROBERT D. ISEMAN
                                 ---------------------------
                                Title:Authorized Person

                                        PERRYVILLE III TRUST

                                        By:    THE BANK OF NEW YORK, not in its
                                               individual capacity but solely in
                                               its capacity as the Owner Trustee
                                               of the Perryville III Trust

                                        By:  /s/ JOSEPH MATE
                                             -----------------------------------
                                        Title: Assistant Vice President

                                       BANK OF AMERICA, N.A.

                                       By: /s/ F.A. ZAGAR
                                           ------------------------------
                                           Title: Managing Director




                                       WACHOVIA BANK, NATIONAL ASSOCIATION

                                       By: /s/ CHRISTOPHER TIERNEY
                                          ------------------------------
                                          Title: Senior Vice President



                                        ABN AMRO BANK N.V.
                                       By: /s/ STEVEN C. WIMPENNY
                                          ------------------------------
                                          Title: Group Senior Vice President

                                       By: /s/ PARKER  H. DOUGLAS
                                          ------------------------------
                                          Title: Group Vice President



                                       TORONTO DOMINION (TEXAS), INC.

                                       By: /s/ JEAN K. PETTIT
                                          ------------------------------
                                          Title: Vice President

                                      NATIONAL WESTMINSTER BANK PLC,
                                        NEW YORK BRANCH

                                      By: /s/ CHARLES GREER
                                         -------------------------------
                                         Title:  Senior Vice President

                                     NATIONAL WESTMINSTER BANK PLC,
                                        NASSAU BRANCH

                                      By: /s/ CHARLES GREER
                                         -------------------------------
                                         Title:  Senior Vice President



                                      THE BANK OF NOVA SCOTIA

                                      By: /s/ TODD S. MELLER
                                         -------------------------------
                                         Title:  Managing Director


                                      MERRILL LYNCH, PIERCE, FENNER &
                                          SMITH INCORPORATED

                                      By: /s/ KEVIN LYDON
                                         -------------------------------
                                         Title:  Managing Director


                                      MARINER LDC

                                      By:  /s/ CHIP HOWE
                                           -------------------------------
                                           Title:Director

                               DEUTSCHE BANK AG NEW YORK
                                   BRANCH AND/OR CAYMAN
                                   ISLANDS BRANCH

                               By:  /s/ PATRICK DOWLING
                                    --------------------------------------
                                    Title: Vice President

                               By:  /s/ STEVEN COHEN
                                    --------------------------------------
                                    Title: Director


                             BNP PARIBAS

                               By: /s/ BARRY LIU
                                   --------------------------------------
                                   Title: Vice President

                               By: /s/ ROBERT MUNCZINSKI
                                   --------------------------------------
                                   Title: Managing Director


                               PNC BANK, NATIONAL ASSOCIATION

                               By: /s/ DENNIS F. LENNON
                                   --------------------------------------
                                   Title: Vice President


                               SOCIETE GENERALE, NEW YORK BRANCH

                               By: /s/ GORDON R. EADON
                                   --------------------------------------
                                   Title: Director

                                WELLINGTON PARTNERS LIMITED PARTNERSHIP
                                By:        Citadel Limited Partnership, its
                                             Portfolio Manager
                                By:        GLB Partners, L.P., its General
                                             Partner
                                By:        Citadel Investment Group, L.L.C.,
                                             its General Partner


                                By:  /s/ BRADFORD COURI
                                     -------------------------------------
                                     Title: Senior Managing Director



                                LIBERTYVIEW FUND LLC

                                By:  /s/ GEORGE T. HARTIGAN
                                    -------------------------------------
                                    Title: Managing Director
                                           Chief Operations Officer
                                           Liberty View Capital
                                           Management, Inc.


                                ORIX MERCHANT BANKING, LLC

                                By:  /s/ CHARLES D. HOOKER
                                     -------------------------------------
                                    Title:  President & CEO